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                                                                    EXHIBIT 23.1





                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 13, 1998, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-44529) and related Prospectus of ISS Group, Inc. for the registration of 3,000,000 shares of its Common Stock.


                                                         /S/ Ernst & Young LLP


Atlanta, Georgia
March 2, 1998